EXHIBIT 10.1



     AMENDMENT No. 5, dated as of January 1 , 2003, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, Amendment No. 3, dated as of June 27, 2001 and Amendment No. 4, dated as of January 1, 2002 (as so amended, the "Agreement"), by and among G-I Holdings Inc. (formerly known as GAF Building Materials Corporation), Merick Inc., International Specialty Products Inc. (formerly known as ISP Holdings Inc.) ("ISP" or "New ISP"), ISP Investco LLC ("Investco"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco Inc. (formerly known as ISP Opco Holdings Inc.). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.


         WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement, effective January 1, 2003, in order to reflect the costs to the Company of providing services thereunder;

         NOW, THEREFORE, the parties hereby amend the Agreement as follows:

         1. Section 3 of the Agreement is amended, effective as of January 1, 2003, to read in its entirety as follows:

                  "In consideration of the Company providing Services hereunder, each of the corporations listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2003 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement: BMCA (on behalf of itself, its parents and its subsidiaries) - $1,202,500, ISP - $25,000 and, Investco (on behalf of itself and its subsidiaries) - $1,089,500. The Management Fee shall be payable monthly in arrears.

                  In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to Company (as successor to both the overlandlord's and sublandlord's interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

                  In consideration of BMCA providing G-I Services hereunder, G-I Holdings (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $208,000 for the quarter ended March 31, 2003 and for each quarter thereafter for which this Agreement has been extended as provided in
                  Section 1 of this Agreement. The G-I Management Fee shall be payable monthly in arrears."

   2. Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.



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   3. In all other respects, the Agreement as previously amended shall remain in full force and effect.


   4. This Amendment is subject to the approval of the Board of Directors of the Company.


   5. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not affect the rights and obligations of any other party signatory hereto.


         IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

G-I HOLDINGS INC.                          GAF BROADCASTING COMPANY, INC.

By:   /s/ Richard A. Weinberg              By:   /s/ Susan B. Yoss
     ------------------------                    ------------------
Name:  Richard A. Weinberg                 Name:  Susan B. Yoss
Title:    President, Chief Executive       Title:  Senior Vice President,
             Officer and                             Chief Financial
             General Counsel                         Officer and Treasurer

MERICK INC.                               BUILDING MATERIALS CORPORATION
                                          OF AMERICA
By:   /s/ Susan B. Yoss
-----------------------
Name:  Susan B. Yoss                      By:     /s/ William W. Collins
                                                -------------------------
Title:    Senior Vice President,                 Name:  William W. Collins
             Chief Financial Officer             Title:  President and
             and Treasurer                                 Chief Executive
                                                           Officer

INTERNATIONAL SPECIALTY PRODUCTS INC.    ISP MANAGEMENT COMPANY, INC.

By:   /s/ Neal E. Murphy                 By:    /s/ Neal E. Murphy
     -------------------                       --------------------
       Name: Neal E. Murphy                     Name: Neal E. Murphy
       Title:  Senior Vice President            Title:  Senior Vice
                 and Chief Financial                      President and
                 Officer                                  Chief Financial
                                                          Officer

                                         ISP INVESTCO LLC
                                         By International Specialty
                                         Holdings Inc., its sole member


                                         By:  /s/ Susan B. Yoss
                                              --------------------
                                              Name:  Susan B. Yoss
                                              Title:  Executive Vice
                                                      President - Finance
                                                      and Treasurer